UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 3, 2005

Exact Name of Registrant as Specified in its Charter,
Commission File Number	State of Incorporation, Address of Principal Executive Offices and Telephone Number	IRS Employer Identification No.

1-11607	DTE Energy Company (a Michigan corporation) 2000 2nd Avenue Detroit, Michigan 48226-1279 313-235-4000	38-3217752
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 OTHER EVENTS
Item 9.01 FINANCIAL STATEMENTS AND EXHIBITS
SIGNATURE
EXHIBIT INDEX
Definitions and Foward-Looking Statements
Business and Properties under Parts 1 and 2 of Annual Report
Management's Discussion and Analysis of Financial Condition and Results of Operations under Item 7
Financial Statements and Supplementary Data under Item 8
Consent of Deloitte & Touche

Item 8.01 OTHER EVENTS
We are filing this Form 8-K to enable investors to review certain financial data reflected in our Annual Report on Form 10-K for the period ended December 31, 2004, on a basis consistent with a realignment of our business segments which was adopted in the second quarter of 2005. Through the first quarter of 2005, we operated our businesses through three strategic business units (Energy Resources, Energy Distribution and Energy Gas). Each business unit had utility and non-utility operations. The balance of our business consisted of Corporate & Other. In the second quarter of 2005, we realigned our business units to strengthen the Company’s focus on customer relationships and growth within our non-utility businesses. Based on this structure we set strategic goals, allocate resources and evaluate performance.
Beginning with the second quarter of 2005, we report our segment information based on the following realignment:
•	Electric Utility, consisting of Detroit Edison;

•	Gas Utility, primarily consisting of MichCon;

•	Non-utility Operations
•	Power and Industrial Projects, primarily consisting of synfuel projects, on-site energy services, steel-related projects, power generation with services, and waste coal recovery operations;

•	Unconventional Gas Production, primarily consisting of unconventional gas project development and production;

•	Fuel Transportation and Marketing, primarily consisting of coal transportation and marketing, gas pipelines and storage, and energy marketing and trading operations; and
•	Corporate & Other, primarily consisting of corporate support functions and certain energy technology investments.
Item 9.01 FINANCIAL STATEMENTS AND EXHIBITS
(c) Exhibits

99.1	Definitions and Forward-Looking Statements

99.2	Business and Properties under Parts 1 and 2 of DTE Energy’s Annual Report on Form 10-K for the Fiscal Year ended December 31, 2004

99.3	Management’s Discussion and Analysis of Financial Condition and Results of Operations under Item 7 of DTE Energy’s Annual Report on Form 10-K for the Fiscal Year ended December 31, 2004

99.4	Financial Statements and Supplementary Data under Item 8 of DTE Energy’s Annual Report on Form 10-K for the Fiscal Year ended December 31, 2004

99.5	Consent of Deloitte & Touche LLP

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SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Dated: August 4, 2005	DTE ENERGY COMPANY

(Registrant)

By: /s/ DANIEL G. BRUDZYNSKI

Daniel G. Brudzynski
Vice President and Controller

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EXHIBIT INDEX
Exhibit No.      Exhibit
Exhibit 99.1 – Definitions and Forward-Looking Statements
Exhibit 99.2 – Business and Properties under Parts 1 and 2 of DTE Energy’s Annual Report on Form 10-K for the Fiscal Year ended December 31, 2004
Exhibit 99.3 — Management’s Discussion and Analysis of Financial Condition and Results of Operations under Item 7 of DTE Energy’s Annual Report on Form 10-K for the Fiscal Year ended December 31, 2004
Exhibit 99.4 – Financial Statements and Supplementary Data under Item 8 of DTE Energy’s Annual Report on Form 10-K for the Fiscal Year ended December 31, 2004
Exhibit 99.5 — Consent of Deloitte & Touche

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